Redefining Immunity for Life
Carlos F. Santos, Ph.D.
Chief Science Officer, Accentia
SVP, Dev & Regulatory, Biovest
OTCQB: BVTI
www.Biovest.com
MD Becker
Cancer
Immunotherapy
Conference 2011
Late-Stage Clinical
Development of
BiovaxID®
Active Immunotherapy for
Non-Hodgkin’s
Lymphoma
Exhibit 99.2

Biovest International

My life
My vaccine
BIOVAXID®

Autologus Active Immunotherapy for the Treatment of B-cell Non-Hodgkin’s Lymphoma

Discuss how vaccination fits standards in treatment of
Non-Hodgkin’s Lymphoma
Discuss randomized, controlled data from Phase 3 trial
and supporting data from multiple Phase 2 studies
High vaccine immune response rates
DFS benefit observed
Isotype impact on outcomes
Conclusions:
Numerous clinical trials suggest vaccines ideally suited as first-
line consolidation
Accuracy matters: successful hybridoma vaccine vs recombinant fragment vaccines
Presentation Agenda

Id’s are Unique Amongst Tumor Antigens IgM variability in humans (1 line = 1 subject) Each B-cell provides unique Id sequence and unique vaccine

Biovest International

Treatment for Advanced-Stage Follicular Lymphoma Prior to Advent of Consolidation Agents

Tumor Burden
Induction
No Treatment
("Watch-and-Wait")
Re-Treat
After
Relapse
Tumor Burden
Symptomatic Disease
Minimal Residual
Disease
1
2 - 3
Years

Cancer’s Ultimate Success: Minimal Residual Disease

BIOVAXID
CLINICAL DEVELOPMENT
Phase I
Phase II
Phase III
Marketed
Follicular Lymphoma
(Orphan Drug Status in U.S. and EU)
Mantle Cell Lymphoma
(Orphan Drug Status in the U.S.)

BiovaxID:  Id-KLH + GMCSF
Multiple Phase 2 and Successful Phase 3 Clinical Trial Provides
Evidence of Vaccine Safety/Efficacy:
First successful vaccine to treat Non-Hodgkin’s Lymphoma
First non-immunosuppressive consolidation therapy
Plenary presentation (ASCO 2009)
ASH oral presentation (ASH 2010)
Data published in Journal of Clinical Oncology (June 2011)

1971-2:  Immunization with myeloma-Id induces host to reject tumor cells with Id antigens
Sirisinha et al. PNAS 68:3130, 1971;  Lynch et al. PNAS 69:1540, 1972
1992:  Immunogenicity of Id vaccines in lymphoma patients using hybridoma-
produced Id
Kwak, Levy et al. N Engl J Med 327:1209, 1992
1996: Use of GM-CSF as an adjuvant enhances T cell responses
Kwak et al. PNAS 93:10972, 1996
1999:  NCI phase II study of autologous hybridoma-derived Id-vaccine in first CR:
lymphoma-specific CD8+ T cell responses correlated with molecular remissions (Bendandi et al.
Nat Med 5:1171, 1999)
Hypothesis: Id-vaccine prolongs DFS in patients with FL in CR/CRu after PACE
2000:  NCI phase III trial to test treatment effect of Id-vaccine in first CR/CRu on
DFS
2004:  NCI transfers IND to Biovest
2008:  Biovest/NCI phase III trial (BV301) closed
2009:  BV301 Phase III results: vaccination with Id-vaccine in first CR/CRu improves DFS.
BV301 Investigators, J Clin Oncol 27:18s, 2009 (abstr 2)
Idiotype Vaccination Development History

Biovest International

First-Line Induction Therapy
Consolidation, Extended Therapy, or Observation
Advanced-Stage (IIx, III, IV) Follicular Lymphoma
· B-R
· R-CHOP
· R-CVP
· Fludarabine + R
· R-FND
· Radioimmunotherapy (category 2B)
· Rituximab
First-line Therapy for Elderly or Infirm:
· Radioimmunotherapy
· Rituximab
· Single agent alkylators ± rituximab
Complete or Partial Remission
Consolidation:
(1) tositumomab/ iodine I-131 tositumomab
or
(2) 90Y-Ibritumomab tiuxetan
Extended Therapy:
(3) Maintenance-R
(2-year rituximab maintenance)
No Response or Progressive Disease?
Second-Line Agents
Clinical Trial, Palliative Therapy
Radiotherapy, Transplant

2011 NCCN Follicular Lymphoma Treatment Guidelines

K6H6 Cell
Hybridoma Fusion and Selection: Iditoype + Isotype Determination
Tumor Cell Suspension
IgG or IgM Tumor Biopsy
BIOVAXID™
Hybridoma Cell Culture
IgG Purification and KLH Conjugation
KLH
IgM or IgG + GM-CSF Vaccine Matches Patient's Tumor
IgM Purification and KLH Conjugation

Biovest International

Heterohybridoma
(Biopsy Tumor/Hybridoma) Cells
Tumor-Derived
Idiotype Vaccine

Hybridoma Autologous Production Preserves Isotype Hollow-Fiber Bioreactor Cultures Tumor Derived Cells (Heterohybridoma) for Id Protein Production Isotype-Matched Id Protein Secreted and Purified

IgM Isotype
Immunoglobulin
IgG Isotype
Immunoglobulin
Light Chain
Heavy Chain
Constant Region
Variable Region
Carbohydrate

FL Tumor Cell sIg’s are Generally IgG or IgM Isotype

IgM Biopsy Cells IgG Biopsy Cells Personalized Vaccine Preserves Tumor Isotype

NCI/Biovest Phase III Study Objectives
Primary Objectives
To determine whether Id-Vaccine (Id-KLH; Id-vaccine;
BiovaxID) + GM-CSF prolongs disease-free survival (DFS)
compared to control vaccine (KLH) + GM-CSF in patients with
follicular lymphoma in CR/CRu after PACE
Secondary Objectives
Evaluate safety of Id-vaccine + GM-CSF
Compare overall survival of subjects in both treatment arms
Evaluate immunologic and molecular responses

Primary Objective:
To determine whether Id-vaccine prolongs DFS compared to control vaccine in patients with follicular lymphoma in CR/CRu after PACE
Prospective Efficacy Analyses:
(1) DFS for all randomized patients
(2) DFS for randomized, vaccinated patients receiving Id-vaccine or control
Vaccine Isotype Subset Analysis:
DFS by vaccine isotype (IgM or IgG) for patients receiving Id-
vaccines
IgG isotype can induce idiotype-specific tolerance
- Reitan et al. PNAS 99:7588, 2002;
- De Groot et al. Blood 112(8): 3303, 2008
BiovaxID Phase III: Prospective and Subset Analyses

Chemotherapy Induction Stage
Post-Induction Recovery (No Treatment)
Vaccine Consolidation Stage
Id-KLH (consolidation) + GM-CSF
Induction Chemotherapy
Stratify for IPI, cycles of PACE
2:1 Randomization (Id-Vaccine:Control)
KLH (control) + GM-CSF
LN Biopsy
Verify CR/CRu
RANDOMIZATION
Timeline
6 - 8 months
6 - 12 months
6 months

NCI/Biovest Phase III Study Protocol BiovaxID Phase 3 Clinical Trial

Modified ITT Disease Free Survival from Randomization:
Id-vaccine vs. Control (n=117)
Median Follow-up
56.6 mo (range 12.6 –
89.3)
Median DFS
Id-vaccine  = 44.2 mo
Control       = 30.6 mo
N = 117
Id-vaccine   N = 76
Control   N = 41
Events
Id-vaccine  = 44
Control       = 29
Cox PH Model
HR = 0.62; [95% CI:
0.39,0.99] (p=0.047)
log-rank
p=0.045
Control arm
Id-vaccine arm

Disease-Free Survival for Patients with IgM-isotype
lymphomas: IgM-Id Vaccine vs. Control Vaccine
Median Follow-up
56.6 mo (range 12.6 – 89.3)
Median DFS
IgM-Id vaccine =
52.9 mo  [95% CI:40.2,NA
Control =
28.7 mo  [95% CI:21.0,39.8]
N = 60
IgM-Id vaccine   N = 35
Control   N = 25
Events
IgM-Id vaccine  = 17
Control       = 20

Probability of Disease Free Survival (%)
100
80
60
40
20
0
0
20
40
60
80
Months from Randomization

Disease Free Survival for Patients receiving IgM-Id or IgG-Id
Vaccine vs. All Patients Receiving Control Vaccine
Median Follow-up
56.6 mo (range 12.6 –
89.3)
N = 115
IgG-Id vaccine   N = 40
IgM-Id vaccine   N = 35
Control   N = 40
IgM-Id Vaccine vs All
Controls:
p=0.01
IgG-Id Vaccine vs All
Controls:
p=0.30
IgM-Id Vaccine
IgG-Id Vaccine
All Controls

Study Results
Vaccine Prod.
Method
Vaccine
Isotype
NCI Phase 2
Study
(n=20)
45% remain in CR after 9.2
years
Murine/Human
Hybridoma Rescue
Fusion
Preserves
Tumor
Isotype
(IgG and IgM)
Biovest
BV301
Phase
(n=117)
DFS for cohorts:
mITT: 44.2 vs 30.6m (p=0.046)
IgM: 52.9 vs 28.7m (p=0.001)
IgG: 35.1 vs 32.4m (p=0.8)
Genitope
(n=278)
No difference in PFS Murine
Recombinant
IgG
regardless of
tumor isotype
Favrille
(n=315)
No difference in TTP Sf9 (Insect)
Recombinant
Comparison of Prior Phase 3 FL Id Clinical Trials by Isotype
1. Bendandi et
al.
Nat Med 5:1171, 1999. 2. BV301 Investigators, J Clin Oncol 27:18s, 2009 (abstr 2), 3. Genitope Corp. 4.Freedman, et al. J
Clin Oncol. 2009 Jun 20;27(18):3036-43.
1
3
3
4
2

Conclusions
Vaccination with IgM but not IgG idiotype prolongs remission duration in follicular lymphoma patients.
The reasons why IgM-Id is effective but not IgG-Id is unclear but has been suggested previously by mouse studies.
Ids that have switched to IgG were shown to be tolerogenic whereas
Ids of their IgM progenitors were highly immunogenic (Reitan et al. Proc
Natl Acad Sci U S A, 2002).
Fc fragment of IgG has been shown to have highly promiscuous MHC
Class II T-cell epitopes that specifically activate regulatory T cells and tip the immune responses towards tolerance rather than
immunogenicity (De Groot et al, Blood, 2008).
Positive outcome of our study may reflect the use of hybridomas to produce Id protein with variable and constant regions identical to patient tumor Ig.
These findings may have profound implications on Id vaccine
production strategies and clinical development.

Regulatory Strategy: Follicular Lymphoma
Request Pre-filing Meetings with US FDA , EU EMA
and ‘Health Canada’ Regulatory Authorities (4Q 2011)
First meeting request submitted & scheduled
Deliver comprehensive clinical package
Analysis ongoing at MD Anderson (secondary endpoint)
Finalize CMC package
Validation of new BiovaxID manufacturing site at
Biovest MN Cell Culture Center
Conduct Pre-filing Clinical Meetings with FDA, EMA
and ‘Health Canada’ Regulatory Authorities
(Q4 2011 & 1H 2012)
Separate clinical meetings & CMC meetings with each
agency (clinical meetings to occur first)

Redefining Immunity for Life
OTCQB: BVTI
www.Biovest.com
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Vice President, Strategic
Planning & Capital Markets
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Tampa, FL 33606
Phone: 813-864-2558
Email: dwcalder@Biovest.com